AGREEMENT


This Agreement is made this 16th day of January, 1997, by and among Interchem Environmental, Inc., a Delaware corporation, ("Interchem") and Soy Environmental Products, Inc. a Delaware corporation, ("SEPI").

WHEREAS, Interchem is the owner of a 50% equity interest in an Iowa limited liability company, entitled Interwest, L. C. ("Interwest"); and

WHEREAS, Interchem is willing to transfer 50% of their interest in Interwest upon terms and conditions herein set forth; and

WHEREAS, SEPI is willing to acquire said 50% interest on the terms and conditions herein set forth;

NOW THEREFORE, the parties do hereby agree as follows:

         1. Interchem hereby agrees to transfer to SEPI 50% of its interest in Interwest subject to the terms, conditions and limitations set forth in the Operating Agreement of Interwest.

         2. SEPI hereby agrees to acquire from Interchem the said 50% Interest for the sum of One Hundred Ninety Thousand Dollars ($190,000.00).

         3. Interchem agrees to take all actions required under the Operating Agreement of Interwest to effectuate the transfer set forth in Paragraph 1 above.

         4. SEPI agrees to execute any and all documents or instruments required by the Operating Agreement of Interwest to effectuate the transfer set forth in Paragraph 1, above.

         5. This Agreement shall not be assignable by either party hereto without the written consent of the other party.

         6. The terms and conditions of this Agreement shall be binding upon the parties hereto and the legal representatives, successors and assigns.

         7. All funds obtained under this agreement shall be for the exclusive use of the development and construction of the Interwest project.
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         8.   This Agreement  contains the entire agreement  between the parties hereto and no modification of the Agreement shall be effective unless in writing and signed by both parties.



IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first written above.



Interchem Environmental, Inc.

By /s/ Lee E. Derr
  -----------------------------------


Soy Environmental Products, Inc.

By /s/ Gary Haer
  -----------------------------------